NEWBUILDINGS	6 Months Ended
Jun. 30, 2017
Property, Plant and Equipment [Abstract]
NEWBUILDINGS
NEWBUILDINGS

Movements in the six months ended June 30, 2017 may be summarized as follows;

(in thousands of $)
Balance at December 31, 2016	308,324
Additions, net	449,292
Interest capitalized	3,183
Transfer to Vessels and Equipment, net	(598,578)
Balance at June 30, 2017	162,221

In February 2017, the Company acquired two VLCC newbuildings under construction at Daewoo Shipbuilding & Marine Engineering at a net purchase price of $77.5 million each. The vessels are due for delivery in September 2017.

In April 2017, the Company ordered two VLCC newbuildings to be built at Hyundai Samho Heavy Industries. The vessels are due for delivery in December 2018 and April 2019. The Company’s options for two additional sister vessels have lapsed.

As of June 30, 2017, the Company's newbuilding program comprised six VLCCs, one Suezmax tanker and three LR2 tanker newbuildings.